Exhibit 3.1

FORM NO. 3a	Registration No. 46832

BERMUDA

CERTIFICATE OF INCORPORATION

OF CHANGE OF NAME

I HEREBY CERTIFY that in accordance with section 10 of the Companies Act 1981

Axalta Coating Systems Bermuda Co., Ltd. by resolution and with the approval of the

Registrar of Companies has changed its name and was registered as Axalta Coating

Systems Ltd. on the 8th day of August 2014.

Given under my hand and Seal of the

REGISTRAR OF COMPANIES this

13th day of August 2014

/s/ illegible

for Registrar of Companies

FORM NO. 7a	Registration No. 46832

BERMUDA

CERTIFICATE OF DEPOSIT OF

MEMORANDUM OF INCREASE OF SHARE CAPITAL

THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of

Axalta Coating Systems Bermuda Co., Ltd.

was delivered to the Registrar of Companies on the 10th day of October 2013 in

accordance with section 45(3) of the Companies Act 1981 (“the Act”).

Given under my hand and Seal of the

REGISTRAR OF COMPANIES this

16th day of October 2013

/s/ illegible

for Registrar of Companies

Capital prior to increase:	US$	10,000.00

Amount of increase:	US$	999,990,00.00

Present Capital:	US$	1,000,000,000.00

Registration No. 46832

BERMUDA

CERTIFICATE OF INCORPORATION

OF CHANGE OF NAME

I HEREBY CERTIFY that in accordance with section 10 of the Companies Act 1981

Flash Bermuda Co. Ltd. by resolution and with the approval of the Registrar of

Companies has changed its name and was registered as Axalta Coating Systems

Bermuda Co., Ltd. on the 9th day of May 2013.

Given under my hand and Seal of the

REGISTRAR OF COMPANIES this

13th day of May 2013

/s/ illegible

for Registrar of Companies

FORM NO. 2

BERMUDA

THE COMPANIES ACT 1981

MEMORANDUM OF ASSOCIATION OF

COMPANY LIMITED BY SHARES

(Section 7(1) and (2))

MEMORANDUM OF ASSOCIATION

OF

Flash Bermuda Co. Ltd.

(hereinafter referred to as “the Company”)

1.	The liability of the members of the Company is limited to the amount (if any) for the time being unpaid on the shares respectively held by them.

2.	We, the undersigned, namely,

NAME	ADDRESS	BERMUDIAN STATUS (Yes/No)	NATIONALITY	NUMBER OF SHARES SUBSCRIBED
David J. Doyle	Clarendon House 2 Church Street Hamilton HM 11 Bermuda	Yes	British	One
Michael G. Frith	“	Yes	British	One
Michael B. Ashford	“	No	British	One

do hereby respectively agree to take such number of shares of the Company as may be allotted to us respectively by the provisional directors of the Company, not exceeding the number of shares for which we have respectively subscribed, and to satisfy such calls as may be made by the directors, provisional directors or promoters of the Company in respect of the shares allotted to us respectively.

3.	The Company is to be an exempted company as defined by the Companies Act 1981 (the “Act”).

4.	The Company, with the consent of the Minister of Finance, has power to hold land situate in Bermuda not exceeding in all, including the following parcels:- N/A

5.	The authorised share capital of the Company is US$10,000.00 divided into shares of US$1.00 each.

6.	The objects for which the Company is formed and incorporated are unrestricted.

7.	Subject to paragraph 4, the Company may do all such things as are incidental or conducive to the attainment of its objects and shall have the capacity, rights, powers and privileges of a natural person, and –

(i)	pursuant to Section 42 of the Act, the Company shall have the power to issue preference shares which are, at the option of the holder, liable to be redeemed;

(ii)	pursuant to Section 42A of the Act, the Company shall have the power to purchase its own shares for cancellation; and

(iii)	pursuant to Section 42B of the Act, the Company shall have the power to acquire its own shares to be held as treasury shares.

Signed by each subscriber in the presence of at least one witness attesting the signature thereof

/s/ David J. Doyle	/s/ illegible

/s/ Michael G. Frith	/s/ illegible

/s/ Michael B. Ashford	/s/ illegible

(Subscribers)	(Witnesses)

SUBSCRIBED this 24 August, 2012

FORM NO. 6	Registration No. 46832

BERMUDA

CERTIFICATE OF INCORPORATION

I hereby in accordance with section 14 of the Companies Act 1981 issue this

Certificate of Incorporation and do certify that on the 24th day of August 2012

Flash Bermuda Co. Ltd.

was registered by me in the Register maintained by me under the provisions of the said section and that the status of the said company is that of an exempted company.

Given under my hand and Seal of the

REGISTRAR OF COMPANIES this

27th day of August 2012

/s/ illegible

for Registrar of Companies